UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 3, 2016

Martin Marietta Materials, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	1-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2710 Wycliff Road, Raleigh, North Carolina	27607
(Address of Principal Executive Offices)	(Zip Code)

(919) 781-4550

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.04  Mine Safety—Reporting of Shutdowns and Patterns of Violations.

On February 3, 2016, the Corporation received an order issued by the Mine Safety and Health Administration (“MSHA”) under section 107(a) of the Federal Mine Safety and Health Act of 1977 at its Weeping Water Mine in Weeping Water, Nebraska.  The order stated that an operator of a haul truck lost traction of the vehicle while driving up a ramp and slid into a berm.  No one was injured in the cited incident.  The Corporation took corrective action.

Item 2.02	Results of Operations and Financial Condition.

On February 9, 2016, the Corporation announced financial results for the fourth quarter and year ended December 31, 2015.  The press release, dated February 9, 2016, is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On February 9, 2016, the Corporation announced financial results for the fourth quarter and year ended December 31, 2015.  The press release, dated February 9, 2016, is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.  Additional information about the quarter, and the Corporation’s use of non-GAAP financial measures, which is available on the Corporation’s Web site at www.martinmarietta.com by clicking the heading “Financials”, in the “Investors” section and then clicking the quick link “Non-GAAP Financial Measures”.

The Corporation will host an online Web simulcast of its fourth-quarter 2015 earnings conference call on Tuesday, February 9, 2016.  The live broadcast of the Corporation’s conference call will begin at 2:00 p.m., Eastern Time, on February 9, 2016.  An online replay will be available approximately two hours following the conclusion of the live broadcast and will continue for one year.  A link to these events will be available at the Corporation’s Web site at www.martinmarietta.com. For those investors without online web access, the conference call may also be accessed by calling 970-315-0423, confirmation number 30142033.  Additional information about the Corporation’s use of non-GAAP financial measures, as well as certain other financial or statistical information the Corporation may present at the conference call, will be provided on the Corporation’s Web site.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release dated February 9, 2016, announcing financial results for the fourth quarter and year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.
(Registrant)

Date: February 9, 2016	By:	/s/ Anne H. Lloyd
Anne H. Lloyd,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 9, 2016, announcing financial results for the fourth quarter and year ended December 31, 2015.